                                                                     Exhibit 4.1


THIS CERTIFICATE IS TRANSFERABLE                                    COMMON STOCK
    IN NEW YORK, NEW YORK

       PAR VALUE $.01
         PER SHARE

                                                           CUSIP 456727-10-6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                         [VIGNETTE WITH HUMAN FIGURE]

                            INFORMATION HOLDINGS INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


      This certifies that



      is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

INFORMATION HOLDINGS INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

COUNTERSIGNED AND REGISTERED:                     Mason P. Slaine
                State Street Bank & Trust Company
                                                  PRESIDENT AND CHIEF
               TRANSFER AGENT                     EXECUTIVE OFFICER
                AND REGISTRAR

BY                                                Vincent A. Chippari
         AUTHORIZED SIGNATURE
                                                  SECRETARY

                            INFORMATION HOLDINGS INC.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or to the Transfer Agent.

      The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common      UNIF GIFT MIN ACT --      Custodian
                                                         -----------------------
TEN ENT -- as tenants by the                             (Cust)          (Minor)
           entireties

 JT TEN -- as joint tenants with          under the Uniform Gifts to Minors Act
           rights of survivorship         -------------------------------------
           and not as tenants in                         (State)
           common

      Additional abbreviations may also be used though not in the above list.


For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------
                                                                          shares
-------------------------------------------------------------------------
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:
      ----------------------------

                                          --------------------------------------
                                          NOTICE: THE SIGNATURE OF THIS
                                          AGREEMENT MUST CORRESPOND WITH THE
                                          NAME AS WRITTEN UPON THE FACE OF
                                          THE CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.